EXHIBIT 13.2

Certification

In connection with the annual report of China Mass Media Corp. (the “Company”) on Form 20-F for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric Wang Lam Cheung, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1).           the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2).           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 31, 2010

By: /s/ Eric Wang Lam Cheung
Name: Eric Wang Lam Cheung
Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.